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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to section 13 or 15(d)
                     of the Securities Exchange act of 1934

                                  May 15, 2001
                          ----------------------------
                                (Date of Report)

                               Claimsnet.com inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                  001-14665                     75-2649230
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

          12801 N. Central Expressway, Suite 1515, Dallas, Texas 75243
 ------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (972) 458-1701
                              --------------------
              (Registrant's telephone number, including area code)

                                      None
                                    --------
         (Former name or former address, if changed since last report.)



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 ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)      Exhibits

       99.1 Script of May 15, 2001 Analyst and Investor Conference Call.

ITEM 9.     REGULATION FD DISCLOSURE.

On May 15, 2001, the Registrant held a conference call for analysts and investors regarding their first quarter 2001 operating results, a copy of the script for which is attached hereto as Exhibit 99.1.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: MAY 15, 2001

CLAIMSNET.COM INC.

By:     /s/ Paul W. Miller
------------------------------
Name:  Paul W. Miller
Title: Chief Financial Officer